TANAKA GROWTH FUND

SUMMARY PROSPECTUS

CLASS R SHARES

Ticker:  TGFRX

Dated April 1, 2024

60 East 42nd Street, Suite 4000

New York, New York 10165

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://tanaka.com. You can also get this information at no cost by calling 1-877-4-TANAKA, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus dated April 1, 2024, and statement of additional information, dated April 1, 2024, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Section 1 | FUND SUMMARY

This section provides you with an overview of the Fund, including investment objectives, fees and expenses, and historical performance information.

INVESTMENT OBJECTIVE

The Fund's investment objective is growth of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these and other discounts is available from your financial professional.

Shareholder Fees

(fees paid directly from your investment)

Redemption Fees (as a percentage of amount redeemed within 5 days of purchase)	2.00%
Maximum Account Fee (1)	$8.00

(1) Applies to accounts with a balance of less than $1,000.  This fee will be deducted directly from applicable accounts, if necessary by redeeming Fund shares.  For more information about this fee, please see Account Servicing Fee on page [11] of the Prospectus.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment.)

Management Fee	1.00%
Distribution/Service Fee (12b-1 Fees)	0.25%
Other Expenses (including administrative fees, transfer agency fees, and all other ordinary operating expenses not listed above)	0.90%
Total Annual Fund Operating Expenses	2.15%
Fee Waiver and/or Expense Reimbursement (1)	0.00%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.15%

(1) Pursuant to a written expense limitation agreement, the Fund's Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses), so that the Fund’s ratio of total annual operating expenses is limited to 2.45% for Class R shares.  The expense limitation agreement is effective on an annual basis and may be terminated only by the Board of Trustees by providing 90 days notice, or if the Adviser ceases to serve as adviser to the Fund.  The Adviser is entitled to reimbursement of fees waived or expenses assumed subject to the limitations that (i) the reimbursements is made for fees waived or expenses incurred not more than three years prior to the date of the reimbursement and (ii) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded for Class R Shares.  Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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One Year	Three Years	Five Years	Ten Years
$218	$673	$1,154	$2,483

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs the following principal investment strategies:

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Normally investing in common stocks and other equity securities of small, medium and large capitalization companies.

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Investing up to 45% of its net assets, measured at the time of investment, in foreign securities, including multinational and emerging market securities.  The Fund is a non-diversified fund, which means that the Fund may take larger positions in a small number of companies than a diversified fund.

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Investing in issues which the Fund's investment Advisor believes have superior capital growth potential.  Companies that meet or exceed specific criteria established by the investment manager in the selection process are purchased.  Securities are sold when they reach internally determined pricing targets or no longer qualify under the manager’s investment criteria.

While the Fund usually will normally diversify its investments across a range of industry sectors, certain sectors are likely to be overweighted compared to others, because the Advisor actively seeks the best investment opportunities regardless of sector.  For example, the Fund may be overweighted at times in the financial services, technology and/or pharmaceutical/health care sectors.  The sectors in which the Fund may be overweighted will vary at different points in an economic cycle.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or cash equivalents.

PRINCIPAL INVESTMENT RISKS

The Fund is subject to the following principal investment risks:

Management Risk - The Advisor's growth-oriented investment approach may fail to produce the intended results.

Smaller Company Risk - To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:

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The earnings and prospects of smaller companies are more volatile than larger companies.

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Smaller companies may experience higher failure rates than do larger companies.

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The trading volume of securities of smaller companies is normally less than that of larger companies and,

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therefore, may disproportionately affect their market price, tending to make

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them fall more in response to selling pressure than is the case with larger companies.

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Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

Single Company Investment Risk - Because the Fund may invest a larger portion of its assets in one or more companies than would a more diversified fund, the value of the Fund may disproportionately decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio.  The value of an individual company can be more volatile than the market as a whole.

Market Risk – Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

Foreign Risk - To the extent the Fund invests in foreign securities, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company.  Changes in foreign economies and political climates are more likely to affect the Fund than a fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree.  These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;  (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price  volatility;  (iii) certain national policies which may restrict a Fund's investment opportunities; and  (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable  economic and political developments could be slowed or reversed by unanticipated events.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States.  Such markets historically have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

Non-Diversification Risk- As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund.

Sector Risk- If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting  that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.  For example, to the extent the Fund is overweighted in the financial services sector, the technology sector or the pharmaceutical/health care sector, it will be affected by developments affecting the applicable sector.  All three sectors are subject to changing government regulations that may limit profits and restrict services offered.  Companies in these sectors also may be significantly affected by intense competition.  In addition, the profitability of companies in the financial services industries can be significantly affected by the cost of capital and changes in interest rates, and technology and pharmaceutical/health care products may be subject to rapid obsolescence.

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Volatility Risk- Common stocks tend to be more volatile than other investment choices.  The value of an individual company can be more volatile than the market as a whole.  This volatility affects the value of the Fund's shares.

THE FUND'S PAST PERFORMANCE

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance).  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available at www.tanaka.com and by calling toll-free 877-4 TANAKA.

YEAR-BY-YEAR ANNUAL RETURNS

(FOR CALENDER YEARS ENDING ON DEC. 31)

During the periods shown, the highest return for a quarter was 40.53% (1st quarter, 2021) and the lowest return was -24.73% (2nd quarter, 2022).

AVERAGE ANNUAL TOTAL RETURNS

(FOR PERIODS ENDING ON DEC. 31 2023)

Average Annual Total Returns for the Fund's Class R Shares (for periods ending on December 31, 2023)	One Year	Five Years	Ten Years
Return Before Taxes	50.24%	21.41%	9.25%
After-Tax Return on Distributions	50.24%	21.00%	9.06%
Return After-Tax Return on Distributions and Sale of Fund Shares	29.74%	17.54%	7.59%
Wilshire 2500 Growth Index (reflects no deduction for fees, expenses or taxes)	43.57%	18.49%	13.70%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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MANAGEMENT

Investment Advisor- Tanaka Capital Management, Inc.

Portfolio Manager- Graham Tanaka has served as portfolio manager to the Fund since its inception in December, 1998.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.   The minimum initial investment in Class R shares of the Fund is $2,000 and minimum subsequent investments are $500.  There are no minimums for purchases or exchanges through employer-sponsored retirement plans.  The Fund shares are redeemable on any business day by contacting your financial Advisor, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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